SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2008

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A. O. Smith Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-475	39-0619790
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P. O. Box 245008, Milwaukee, Wisconsin 53224-9508
(Address of principal executive offices, including zip code)

(414) 359-4000
(Registrant’s telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|X|	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13-e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On February 4, 2008, A. O. Smith Corporation (the “Company”) issued a news release announcing that it has received a proposal from Smith Investment Company under which the Company would participate in a transaction with Smith Investment Company for purposes of enabling Smith Investment Company to restructure its holdings in the Company. The proposal has been forwarded to the Company’s Board of Directors who will consider it in a timely manner.

A copy of the Company’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

The following exhibit is being filed herewith:

(99.1)	News Release of A. O. Smith Corporation dated February 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. O. SMITH CORPORATION
Date: February 4, 2008	By: /s/ James F. Stern
James F. Stern
Executive Vice President, General Counsel
and Secretary

A. O. SMITH CORPORATION
FORM 8-K

EXHIBIT INDEX

Exhibit
Number	Description
(99.1)	News Release of A. O. Smith Corporation dated February 4, 2008.